Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 900,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	137,790.00
Total Offset Amount	0.00
Net Fee	$ 137,790.00
Final Prospectus	false